                                                                   EXHIBIT 99.11

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE




                            (THE WINTER GROUP LOGO)




                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                     U.S. BANK NATIONAL ASSOCIATION TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.Do not use or rely on this information if you have not received or reviewed the statement.If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors.If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail.Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities.The issuer of these securities has not prepared or taken part in the preparation of these materials.None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials.Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission.These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein.A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.Investors should fully consider the risk of an investment in these securities.







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.Do not use or rely on this information if you have not received or reviewed the statement.If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement. 2

APPENDIX A


FICO DISTRIBUTION          Note: Cells in red font are calculations

                        COLLATERAL CUTS FOR SUBPRIME POOL

FICO                Total Balance       LTV   Adjusted Balance[1]    WA Loan    WAC   % Covered by   WA FICO  WA LTV  WA DTI  % IO
                  Amount      %(2)               Amount     %(2)     Balance          Mortgage Ins.
-------------  -----------  -------   ------  -----------  ------    --------  -----  -------------  -------  ------  ------  -----
FICO NA            535,662    0.14%   > 65.0      535,662   0.14%     178,554  7.223              -        0   7985%   19.31  53.02
0 - 500                       0.00%   > 65.0                0.00%
500.01 - 550    12,556,511    3.17%   > 70.0    9,067,802   2.29%     125,565  8.544              -   531.62   7364%   40.24      0
550.01 - 575    15,526,379    3.92%   > 70.0   11,696,693   2.95%      97,650  7.947              -   562.41   7702%    37.9   2.72
575.01 - 600    25,528,290    6.44%   > 70.0   20,595,860   5.19%     122,145  7.435              -   587.07   7805%   39.88  16.44
600.01 - 620    40,613,792   10.24%   > 70.0   33,563,459   8.46%     147,151  7.155           2.17   614.21   7801%   39.46  31.81
620.01 - 650    51,855,662   13.08%   > 80.0    6,338,047   1.60%     254,194  7.194           3.30   636.35   7754%   39.34  55.88
650.01 - 680    81,240,198   20.49%   > 80.0    5,447,310   1.37%     232,780  7.121           3.81   668.18   7815%      38  53.08
680.01 - 700    55,135,280   13.90%   > 85.0    2,325,859   0.59%     254,080  7.025           5.39   690.58   7686%   36.88   60.8
700.01 - 750    76,326,038   19.25%   > 85.0    2,189,547   0.55%     215,003  7.085           5.37   723.12   7740%   37.12  63.38
750.01 - 800    34,781,192    8.77%   > 85.0    1,081,330   0.27%     216,032  6.904           2.28   771.47   7754%   38.05  62.64
800 +            2,424,433    0.61%   > 85.0       37,525   0.01%     303,054  7.291           1.55   807.51   7057%   27.97  36.71
               -----------  -------   ------  -----------  ------    --------  -----  -------------  -------  ------  ------  -----
TOTAL          396,523,437  100.00%           92,879,093   23.42%     194,279  7.194           3.43    668.4   77.44   38.21  49.05
               -----------  -------   ------  -----------  ------    --------  -----  -------------  -------  ------  ------  -----
FICO: AVERAGE          668              MIN:          503    MAX:         813
                ----------                     -----------           --------


FICO           % W/ Piggyback  CLTV w/ piggyback  % SFD/  % Owner  % Full  % Cashout
                second liens      second lien       PUD     Occ.     Doc      Refi
-------------  --------------  -----------------  ------  -------  ------  ---------
FICO NA                     0                      46.98    13.24   33.74          0
0 - 500
500.01 - 550                0                      85.25    95.62    46.1      82.76
550.01 - 575                0                      95.37    97.14   71.99      80.81
575.01 - 600                0                       87.6    95.15   62.77      67.89
600.01 - 620                0                      85.52    81.53   45.38      52.28
620.01 - 650                0                      69.88    79.45   28.37      36.54
650.01 - 680                0                      74.99    70.14    20.7       29.7
680.01 - 700                0                      71.89    73.26   20.37      32.34
700.01 - 750                0                      68.81    52.58   25.54      14.23
750.01 - 800                0                      69.49    48.66   28.16       18.1
800 +                       0                      61.53    23.51   42.26      16.91
               --------------  -----------------  ------  -------  ------  ---------
TOTAL                       0                      75.11    70.81   31.44       35.3
               --------------  -----------------  ------  -------  ------  ---------



DEBT-TO INCOME (DTI) DISTRIBUTION


DTI                    Total Balance    FICO   Adjusted Balance[1] WA Loan   WAC   % Covered by   WA FICO  WA LTV  WA DTI  % IO
                     Amount      %(2)            Amount     %(2)   Balance         Mortgage Ins.
----------------  -----------  -------  -----  ----------  ------  -------  -----  -------------  -------  ------  ------  -----
<= 20             135,941,899   34.28%  < 550   1,451,939   0.37%  215,439  7.148           5.48   690.28   77.02   19.05  62.36
20.001 - 25.00      7,845,971    1.98%  < 550     405,710   0.10%  124,539  7.295              -   653.76   70.54   22.89  25.56
25.001 - 30.00     15,939,067    4.02%  < 575   1,567,131   0.40%  143,595  7.370           3.22   647.55   75.84   27.69   31.1
30.001 - 35.00     21,077,130    5.32%  < 575   3,407,902   0.86%  147,393  7.413              -   642.15   74.27   32.58  33.77
35.001 - 40.00     39,930,585   10.07%  < 600   9,007,509   2.27%  179,868  7.020           0.46   651.96   76.96   37.76  33.66
40.001 - 45.00     87,604,558   22.09%  < 625  21,160,648   5.34%  195,110  7.207           3.23   667.58   78.13   42.48  49.43
45.001 - 50.00     71,768,036   18.10%  < 650  35,444,910   8.94%  204,467  7.238           2.83   651.91   79.64   47.52  45.72
50.001 - 55.00     16,386,274    4.13%  < 675   8,002,328   2.02%  234,090  7.221           3.50   665.48    77.8   52.35  37.13
55+                    29,917    0.01%  < 700      29,917   0.01%   29,917  8.500              -      626   11.41   64.62      0
                  -----------  -------  -----  ----------  ------  -------  -----  -------------  -------  ------  ------  -----
TOTAL             396,523,437  100.00%         80,477,995  20.30%  194,279  7.194           3.43    668.4   77.44   38.21  49.05
                  -----------  -------  -----  ----------  ------  -------  -----  -------------  -------  ------  ------  -----
   DTI: AVERAGE         38.21              MIN:      5.29    MAX:    64.92
                  -----------                       -----          -------

DTI               % W/ Piggyback  CLTV w/ piggyback  % SFD/   % Owner  % Full  % Cashout
                   second liens        second lien     PUD      Occ.     Doc      Refi
----------------  --------------  -----------------  -------  -------  ------  ---------
<= 20                          0                        75.6    65.07   15.19      25.69
20.001 - 25.00                 0                       87.74    66.69    39.8      58.24
25.001 - 30.00                 0                       86.79    75.75   54.15      49.44
30.001 - 35.00                 0                       83.91    79.46   42.26         55
35.001 - 40.00                 0                       73.98    76.58    37.8      44.67
40.001 - 45.00                 0                       72.24    67.62   32.11      31.87
45.001 - 50.00                 0                       75.38    78.73   43.26      41.02
50.001 - 55.00                 0                       59.22    72.64   55.32      35.35
55+                            0                         100      100     100        100
                  --------------  -----------------  -------  -------  ------  ---------
TOTAL                          0                       75.11    70.81   31.44       35.3
                  --------------  -----------------  -------  -------  ------  ---------

LOAN-TO-VALUE (LTV) DISTRIBUTION


LTV                    Total Balance     DTI  Adjusted Balance(1)  WA Loan   WAC   % Covered by  WA FICO  WA LTV  WA DTI  % IO
                    Amount       %(2)            Amount     %(2)   Balance         Mortgage Ins.
----------------  -----------  -------  ----  ----------  -------  -------  -----  ------------  -------  ------  ------  -----
< 60.00
                   20,762,298    5.24%  > 50     865,399    0.22%  156,108  7.100          1.63   649.38    49.5   33.19  26.49
60.01 - 70.00      48,040,446   12.12%  > 50   1,781,159    0.45%  199,338  6.880          6.59   666.65   67.58   37.57  52.74
70.01 - 79.99      65,362,340   16.48%  > 50   1,107,178    0.28%  171,106  7.120          7.72   662.62   76.95   37.97  43.22
80.00             211,474,582   53.33%  > 50   9,783,127    2.47%  220,057  7.216             -   681.73      80   38.85  58.37
80.01 - 85.00       3,284,987    0.83%  > 50     287,700    0.07%  182,499  7.128         20.32   706.13   80.01   30.01  54.16
85.01 - 90.00      18,707,214    4.72%  > 50   1,027,116    0.26%  148,470  7.487          0.53   610.08   84.03   38.44  12.08
90.01 - 95.00      18,496,370    4.66%  > 50     918,665    0.23%  152,863  7.515         10.78   625.38   89.62   39.75  20.46
95.01 - 100.00      8,161,877    2.06%  > 50     645,847    0.16%  181,375  7.731         27.82   639.05   94.35   37.65  35.32
100+                2,233,324    0.56%  > 50           -    0.00%  159,523  7.811             -   690.14    99.5   44.80  57.49
                  -----------  -------  ----  ----------  -------  -------  -----  ------------  -------  ------  ------  -----
TOTAL             396,523,437  100.00%        16,416,191    4.14%  194,279  7.194          3.43    668.4   77.44   38.21  49.05
                  -----------  -------  ----  ----------  -------  -------  -----  ------------  -------  ------  ------  -----
    LTV: AVERAGE        77.44     MIN:  7.74        MAX:      100
                  -----------           ----              -------

LTV               % W/ Piggyback  CLTV w/ piggyback  % SFD/ PUD  % Owner Occ  % Full  % Cashout
                   second liens      second lien                               Doc      Refi
----------------  --------------  -----------------  ----------  -----------  ------  ---------
< 60.00
                               0                           87.9        80.77   33.71      72.15
60.01 - 70.00                  0                          76.64        58.07   29.36      49.23
70.01 - 79.99                  0                          76.65        73.39   36.52      49.29
80.00                          0                          70.58        68.53   23.92      17.16
80.01 - 85.00                  0                          91.54        34.15    38.3          0
85.01 - 90.00                  0                           87.6        85.76   54.14      81.18
90.01 - 95.00                  0                          83.38        88.35   56.69      66.48
95.01 - 100.00                 0                          89.39        91.57   66.72      53.46
100+                           0                          58.45          100   80.71      44.96
                  --------------  -----------------  ----------  -----------  ------  ---------
TOTAL                          0                          75.11        70.81   31.44       35.3
                  --------------  -----------------  ----------  -----------  ------  ---------

(1) Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

(2) Percent of the Aggregate Principal Balance - calculated automatically.

TOP 10 ORIGINATORS

Originator                         %(2)
---------------------             ------
           CIT                    13.28%
        Option One                 8.10%
      Lenders Direct               6.91%
       Lend-America                6.80%
        Lancaster                  4.28%


TOP 10 SERVICERS

Servicer               %(2)
------------        -------
SLS                 100.00%

TOP 10 MSA

MSA                    %(2)
----------------      -----
Brooklyn, NY          4.01%
Las Vegas, NV         2.04%
Bronx, NY             1.43%
Phoenix, AZ           1.43%
Los Angeles, CA       1.36%
Houston, TX           1.04%
Scottsdale, AZ        0.84%
San Antonia, TX       0.78%
Newark, NJ            0.76%
Miami, FL             0.72%

TOP 10 INVESTOR MSA

Investor MSA           %(2)
-----------------     -----
Las Vegas, NV         2.23%
Los Angeles, CA       2.04%
Newark, NJ            2.01%
Paterson, NJ          1.35%
Brooklyn, NY          1.27%
Staten Island, NY     1.18%
Phoenix, AZ           0.97%
Bronx, NY             0.95%
Hollywood, FL         0.95%
Dallas, TX            0.91%

APPENDIX A


GEOGRAPHIC CONCENTRATION - TOP 5 STATES

STATE               Total Balance
               --------------------  WA Loan  WA FICO  WA LTV  WA DTI   % IO  % W/ Piggyback  % Owner Occ % NINA/Stated
                  Amount      %(2)   Balance                                  second liens
-------------  -----------  -------  -------  -------  ------  ------  -----  --------------  ----------- -------------
California      70,387,288   17.75%  351,936      679   75.17   37.28  62.25               0        80.52         28.22
New York        53,365,082   13.46%  348,791      662   78.15   41.24  54.21               0        83.06         55.43
New Jersey      32,585,462    8.22%  258,615      668   77.22   39.72  30.08               0        59.78         42.19
Florida         29,867,878    7.53%  168,745      670   77.96   37.56  34.84               0        70.74         38.52
Arizona         26,917,656    6.79%  188,235      691   78.09   34.16  82.69               0        52.43         31.11
Other          183,400,071   46.25%  147,665      663   77.97   38.12  43.23               0        68.18         38.28
               -----------  -------  -------  -------  ------  ------  -----  --------------  ----------- -------------
TOTAL          396,523,437  100.00%  194,279      668   77.44   38.21  49.05               0        70.81         38.66
               -----------  -------  -------  -------  ------  ------  -----  --------------  ----------- -------------

PRINCIPAL BALANCE

Scheduled Principal Balance     Total Balance
                             ----------------------  WA FICO  WA LTV  WA DTI  % IO     % W/ Piggyback   % NINA/Stated
                                Amount     %(2)                                         second liens
---------------------------  -----------  -------    -------  ------  ------  -------  ---------------  -------------
0 - $50K                       7,715,502    1.95%        596   71.21    32.9     3.19                0           6.18
$50 - $100K                   30,983,924    7.81%        632   77.37   36.65    12.99                0          16.25
$100 - $300K                 190,166,308   47.96%        670   78.37   38.01    46.27                0          41.33
$300 - $500K                 120,334,084   30.35%        674    78.2   39.86    58.78                0          45.72
$500 - $800K                  36,575,014    9.22%        678    75.1   40.21    67.35                0          35.98
$800 - $1M                     9,448,606    2.38%        703   65.23   32.65    58.84                0          10.58
$1M+                           1,300,000    0.33%        698      65    15.8      100                0              0
                             -----------  -------    -------  ------  ------  -------  ---------------  -------------
TOTAL                        396,523,437  100.00%        668   77.44   38.21    49.05                0          38.66
                             -----------  -------    -------  ------  ------  -------  ---------------  -------------
              PRINCIPAL BALANCE: AVERAGE   194279       MIN:   11669    MAX:  1300000
                                          -------             ------          -------

DOCUMENTATION TYPE

Doc Type                   Total Balance
                       -------------------    WAC     WA Loan  WA FICO  WA LTV  WA DTI  % IO   % W/ Piggyback % Owner Occ % Cashout
                          Amount       %(2)           Balance                                   second liens                  Refi
---------------------  -----------   ------  ------   -------  -------  ------  ------  -----  -------------- -----------  --------
Full Documentation     124,675,810   31.44%  7.0570   147,895      651   78.42   37.79  40.08               0        74.69     46.96
Reduced Documentation  118,566,504   29.90%  7.1400   221,620      670   77.19   38.01  49.04               0        67.24     36.94
Stated Documentation    62,436,381   15.75%  7.5150   222,194      664   76.73   39.44  44.67               0        73.40     27.17
No Ratio                52,156,788   13.15%  7.1610   278,913      685   77.92       0  70.97               0        64.01     21.65
No Income/No Asset      38,687,954    9.76%  7.3250   198,400      703   75.53       0  55.52               0        74.22     24.22
                       -----------   ------  ------   -------  -------  ------  ------  -----  --------------  -----------  --------
TOTAL                  396,523,437  100.00%  7.1940   194,279      668   77.44   38.21  49.05               0        70.81      35.3
                       -----------  -------  ------   -------  -------  ------  ------  -----  --------------  -----------  --------

PROPERTY TYPE

Property Type        Total Balance
                ---------------------  WA Loan   WA FICO   WA LTV  WA DTI   % IO   % W/ Piggyback  % Owner Occ  % Cashout  % NINA/
                    Amount      %(2)   Balance                                      second liens                   Refi     Stated
--------------  --------------  -----  -------  ---------  ------  ------   -----  --------------  -----------  ---------  -------
Single Family   268,382,948.65    68%  181,095  66328.00%  77.28   37.41    48.83            0.00        73.09      41.40    36.84
PUD              29,455,259.36     7%  199,022  66451.00%  76.92   39.61    50.22            0.00        82.32      30.33    35.75
Townhouse         3,711,567.00     1%  168,708  70091.00%  79.62    37.3    79.05            0.00        49.08      23.95    16.95
2 - 4 Family     72,280,120.40    18%  286,826  68378.00%  77.64   40.64    48.48            0.00        60.48      19.35    46.25
Condo            21,803,558.11     5%  177,265  68102.00%  79.15   38.53    49.06            0.00        65.15      22.24    44.49
Manufactured        657,903.26     0%   54,825  64223.00%  76.74   33.27     0.00            0.00        75.12      33.87     0.00
Other               232,080.17     0%  116,040  68095.00%  67.85   41.03     0.00            0.00        54.76       0.00    54.76
                --------------  -----  -------  ---------  -----   -----    -----  --------------  -----------  ---------  -------
TOTAL              396,523,437   100%  194,279  66840.00%  77.44   38.21    49.05            0.00        70.81      35.30    38.66
                --------------  -----  -------  ---------  -----   -----    -----  --------------  -----------  ---------  -------

PMI - PRIMARY MORTGAGE INSURANCE

Mortgage Insurance                 Total Balance
                               ---------------------  Is MI down
                                  Amount       %(2)   to 60 LTV
-----------------------------  -----------   -------  ----------
Loans >80 LTV w/MI              13,583,646     3.43%          NO
Loans >80 LTV w/o MI            45,853,223    11.56%
Other                          337,086,568    85.01%
                               -----------   -------  ----------
TOTAL                          396,523,437   100.00%
                               -----------   -------  ----------

LOAN PURPOSE

Loan Purpose               Total Balance
                        --------------------    WA. FICO  WA. LTV  WA DTI  % IO   % W/ Piggyback  % Owner Occ
                          Amount       %(2)                                        second liens
----------------------  -----------  -------    --------  -------  ------  -----  --------------  -----------
Refinance - Cashout     139978841.1   35.30%      637.76    75.67   38.01  35.09               0         85.4
Purchase                232322702.6   58.59%      687.82     78.8   38.83  58.58               0        61.26
Refinance - Rate Term   24221893.32    6.11%      659.65     74.6   34.13  38.38               0        78.06
Other                                  0.00%
                        -----------  -------    --------  -------  ------  -----  --------------  -----------
TOTAL                     396523437  100.00%       668.4    77.44   38.21  49.05               0        70.81
                        -----------  -------    --------  -------  ------  -----  --------------  -----------

COLLATERAL TYPE - FIXED/FLOATING

Product                            Total Balance
                               --------------------  WA FICO  WA LTV  WA DTI   % IO  % W/ Piggyback  % Owner Occ  % Cashout Refi
                                 Amount       %(2)                                    second liens
-----------------------------  -----------  -------  -------  ------  ------  -----  --------------  -----------  --------------
30 Year Fixed Rate             125,093,600   31.55%      662   77.37   38.02      0            0.00        66.89           42.74
30 Year Fixed Rate 10 Year IO   66,715,821   16.83%      691   77.07   38.79    100            0.00        56.43           23.32
2/28 ARM                        50,300,281   12.69%      626   77.80   40.36      0            0.00        84.76           41.82
5/25 ARM 10 Year IO             31,934,933    8.05%      690   78.22   35.54    100            0.00        65.39           21.66
2/28 ARM 5 Year IO              24,658,276    6.22%      679   79.07   42.85    100            0.00        80.44           17.82
2/28 ARM 10 Year IO             23,587,071    5.95%      690   77.50   36.63    100            0.00        66.55           15.43
3/27 ARM 10 Year IO             21,215,420    5.35%      696   76.86   31.28    100            0.00        72.75           45.55
2/28 ARM 2 Year IO               9,410,930    2.37%      658   80.83   43.05    100            0.00        90.11           29.53
5/25 ARM 5 Year IO               9,167,096    2.31%      715   75.99   38.78    100            0.00        84.30           29.14
3/27 ARM                         8,101,993    2.04%      632   77.64   36.64      0            0.00        77.74           55.71
15 Year Fixed Rate               7,453,354    1.88%      613   72.31   36.52      0            0.00        96.69           74.44
5/25 ARM                         6,412,867    1.62%      684   74.32   42.34      0            0.00        75.39           39.80
20 Year Fixed Rate               3,704,448    0.93%      592   72.66   37.87      0            0.00        96.10           83.82
3/27 ARM 3 Year IO               3,096,767    0.78%      684   83.60   34.52    100            0.00        90.79           70.80
3/27 ARM 5 Year IO               2,921,180    0.74%      630   81.74   41.22    100            0.00        82.46           33.47
6 Month ARM 10 Year IO           1,135,910    0.29%      635   72.06   49.89    100            0.00        28.52           28.52
6 Month ARM                        616,436    0.16%      725   75.94   37.60      0            0.00        51.22           48.78
7/23 ARM 10 Year IO                500,000    0.13%      739   66.67   23.45    100            0.00       100.00            0.00
25 Year Fixed Rate                 190,738    0.05%      554   80.00   46.07      0            0.00       100.00          100.00
30 Year Fixed Rate 5 Year IO       156,000    0.04%      623   80.00    0.00    100            0.00       100.00            0.00
10 Year Fixed Rate                 138,648    0.03%      581   60.79   27.44      0            0.00       100.00          100.00
5 Year Fixed Rate                   11,669    0.00%      619    7.74   30.50      0            0.00       100.00          100.00
                               -----------  -------  -------  ------  ------  -----  --------------  -----------  --------------
TOTAL                          396,523,437  100.00%      668   77.44   38.21  49.05            0.00        70.81           35.30
                               -----------  -------  -------  ------  ------  -----  --------------  -----------  --------------

* Fill out complete list of mortgage loans including IO's

APPENDIX A


LIEN STATUS

Lien Status       Total Balance
              ---------------------    WA Loan    WA FICO     WA LTV    WA DTI    % IO   % W/ Piggyback   % Owner Occ
                 Amount      %(2)      Balance                                            second liens
-----------   -----------   -------    -------  ---------  ---------  --------  ------   --------------  ------------
First Lien    396,523,437   100.00%    194,279      668.4      77.44     38.21   49.05             0.00         70.81
Sub Lien                      0.00%
              -----------   -------    -------  ---------  ---------  --------  ------   --------------  ------------
TOTAL         396,523,437   100.00%    194,279      668.4      77.44     38.21   49.05             0.00         70.81
              -----------   -------    -------  ---------  ---------  --------  ------   --------------  ------------

OCCUPANCY TYPE

Occupancy Type         Total Balance
                   --------------------    WAC     % Covered by   WA. FICO  WALTV  WA DTI  % IO   % W/ Piggyback  % Cashout Refi
                      Amount      %(2)             Mortgage Ins.                                   second liens
-----------------  -----------  -------  -------  --------------  --------  -----  ------  -----  --------------  --------------
Primary Residence  280,768,210   70.81%  7.07584               2    656.06  77.62   38.76  46.98               0           42.58
Second Home         14,056,629    3.54%  6.88893               6    693.56  74.92   36.34  63.18               0           19.62
Investment         101,698,598   25.65%   7.5606               6     699.1  77.29    36.9  52.82               0           17.38
Other                             0.00%
                   -----------  -------  -------  --------------  --------  -----  ------  -----  --------------  --------------
TOTAL              396,523,437  100.00%  7.19354               3     668.4  77.44   38.21  49.05               0            35.3
                   -----------  -------  -------  --------------  --------  -----  ------  -----  --------------  --------------

PREPAYMENT PENALTY

Prepayment Charges Term at Origination       Total Balance      % IO   % W/ Piggyback

                                            Amount      %(2)            second liens
--------------------------------------   -----------  -------   -----  --------------
0 Months                                 205,623,981   51.86%   45.53               0
6 Months                                   1,268,330    0.32%   89.39               0
12 Months                                 20,031,472    5.05%   65.64               0
24 Months                                 73,799,063   18.61%   50.92               0
36 Months                                 90,861,623   22.91%   50.22               0
60 Months                                  4,285,570    1.08%   72.69               0
Other                                        653,398    0.16%   41.63               0
                                         -----------  -------   -----  --------------
TOTAL                                    396,523,437  100.00%   49.05               0
                                         -----------  -------   -----  --------------

COLLATERAL DESCRIPTION BY LOAN GROUP

LOAN GROUP      LOAN TYPE        INDEX    % OF  GROSS   NET    WAM   SEASONING  GROSS    NET       RATE       MAX    MOS TO  % FIXED
                                          POOL   WAC    WAC   (MOS)             MARGIN  MARGIN     CAPS       RATE    ROLL
----------  ------------------   -----   -----  -----  -----  -----  ---------  ------  ------  -----------  ------  ------  -------
Group 1     Fixed and Long ARM     6ML   63.42  7.209  6.689    349          4     2.8    2.28  4.993/1.059  11.615      57    80.91
Group 2              Short ARM     6ML   36.58  7.166  6.646    357          3   4.592   4.072  2.960/1.127  13.362      24        0
Group 3
Group 4
Group 5
Group 6
            -------------------  ------  -----  -----  -----  -----  ---------  ------  ------  -----------  ------  ------  -------
TOTAL                                      100  7.194  6.674    352          3   4.146   3.626  3.465/1.110  12.928      32    51.31
            -------------------  ------  -----  -----  -----  -----  ---------  ------  ------  -----------  ------  ------  -------

SECTION 32 LOANS

                   Total Balance
                  ----------------
                     Amount    %(2)  WA FICO  WA LTV  WA DTI
----------------  -----------  ----  -------  ------  ------
Section 32 Loans            0     0
                  -----------  ----  -------  ------  ------
Total             396,523,437
                  -----------  ----  -------  ------  ------